Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the South Dakota Tax-Free Fund, Inc., the "Fund," for the six month period ended June 30, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As we end mid-year, the Federal Reserve remains vigilant of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

On the other hand, certain sectors of the economy are showing signs of slowing. Housing starts, retail sales, corporate profits, and a cautious equity market reflect the actions taken by Mr. Greenspan and his colleagues.

Tax-free investments continue to offer investors attractive yields in the wake of rising interest rates. High-grade municipal bonds are currently trading at 90-100% of taxable Treasuries. While no one knows what the Federal Reserve's next move will be, history tells us that municipal bonds at current levels have proven to be attractive investments.

The South Dakota Tax-Free Fund, Inc. Class B shares began the year at $9.72 and ended the six month period at $9.68. The South Dakota Tax-Free Fund, Inc. Class A shares started the period on January 7th, 2000 at $9.70 and ended June 30, 2000 at $9.68. In anticipation of Federal Reserve actions, the Fund utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose on Federal Reserve rate hikes and tempered as signs of a slowing economy rallied the treasury market. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Through mid-year, purchases in the primary and secondary market included Sioux Falls Parking and Lincoln County School District.

Income exempt from federal income taxes with preservation of capital remain the chief objectives of the Fund.


Sincerely,



Monte L. Avery                    Robert E. Walstad
Chief Portfolio Strategist        President


PERFORMANCE AND COPOSITION
--------------------------
Portfolio Quality Ratings
(based on Total Long-Term Investments)
[pie chart]

AAA                         47.1%
AA                          11.2%
A                           25.0%
BBB                          4.4%
NR                          12.3%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
[pie chart]
S-School                    19.9%
I-Industrial                18.4%
HC-Health Care              17.1%
H-Housing                   15.3%
GO-General Obligation       10.6%
U-Utilities                  6.5%
C/L -COP/Lease               6.1%
O-Other                      3.8%
T-Transportation             2.3%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.



                   AVERAGE ANNUAL TOTAL RETURNS
                  ------------------------------

                 For periods ending June 30, 2000
                ----------------------------------
Class B Shares                                                                               Since Inception
                          1 year                5 year                10 year                (April 5, 1994)
                     ---------------------------------------------------------------------------------------
Without CDSC             0.21%                  4.42%                  N/A                         4.77%
With CDSC (4% max)      (3.61%)                 N/A                    N/A                          N/A

                 For periods ending June 30, 2000
                ---------------------------------

Class A Shares                                                                               Since Inception
                          1 year                5 year               10 year              (January 7, 2000)
                      --------------------------------------------------------------------------------------
Without Sales Charge       N/A                    N/A                   N/A                         N/A
With Sales Charge (4.25%)  N/A                    N/A                   N/A                         N/A

TERMS & DEFINITIONS
Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MULTIPLE CLASSES OF SHARES
Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

OFFERING PRICE
The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

                                                  COMPARATIVE INDEX GRAPH
                                                 -------------------------
                                                      [line graph]
                       Comparison of change in value of a $10,000 investment in the South Dakota
                            Tax-Free Fund and the Lehman Brothers Municipal Bond Index

                        Class B Shares                                               Class A Shares
                      ------------------                                           -------------------
         SD Tax-Free Fund  w/o          Lehman Brothers                  w/o             w/Max            Lehman Brothers
                CDSC                    Municipal Bond                  Sales            Sales            Municipal Bond
                                           Index                       Charge            Charge               Index
        ----------------------------------------------          -------------------------------------------------------------
4/5/1994       $10,000                   $10,000       01/07/2000      $10,000           $ 9,575              $10,000
1994           $10,280                   $10,034       06/30/2000      $10,229           $ 9,794              $10,449
1995           $11,459                   $11,786
1996           $12,212                   $12,309
1997           $12,835                   $13,442
1998           $13,334                   $14,313
1999           $13,116                   $14,017
06/30/200      $13,370                   $14,646

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in South Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


SCHEDULE OF INVESTMENTS June 30, 2000 (Unaudited)
--------------------------------------------------

Name of Issuer
Percentages represent the market value of each      Rating         Coupon                        Principal         Market
investment category to total net assets         (Moody's/S&P)       Rate        Maturity           Amount           Value
-----------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA MUNICIPAL BONDS  (99.8%)
Education Loans, Inc., SD Student Loan Rev.
Gtd. Student Loans ...........................       A/NR          5.600%       06/01/20       $   350,000      $   326,645
#Grant Cty., SD (Northwestern Public. Svc.)
PCR MBIA......................................     Aaa/AAA         5.900        06/01/23           400,000          394,736
Hamlin, SD School Dist. #28-3 ................      NR/NR          5.700        10/01/15           120,000          116,976
#Heartland Consumers Power Dist., Elec.
Rev. FSA......................................     Aaa/AAA         6.000        01/01/09           200,000          211,302
Lincoln Cty., SD (Harrisburg School Dist.
#41-2) G.O. FSA...............................      NR/AAA         5.950        07/15/20           250,000          251,402
Mitchell, SD School Dist. #17-2 C.O.P.'s .....      NR/A           6.200        01/15/13            60,000           61,109
Newell, SD School Dist. #09-2 ................      NR/NR          6.000        01/01/17           300,000          301,713
Parkston Cty., SD School Dist. #33-3 FSA......     Aaa/AAA         5.700        01/01/18           250,000          249,517
Pierre, SD C.O.P. AMBAC.......................     Aaa/NR          5.625        07/01/19           100,000           96,881
Pierre, SD Sales Tax Ref. Rev. ...............      NR/NR          6.000        10/01/14           200,000          197,574
Rapid City, SD Parking Rev. ..................   Baa-1/NR          5.700        12/01/18           150,000          143,960
SD Conservancy Dist. (State Revolving
Fund) Rev. ...................................    Aa-3/NR          5.625        08/01/17           200,000          193,654
SD Economic Dev. Fin. Auth. (D.T.S. Inc.
Project) .....................................      NR/A           5.500        04/01/19           300,000          280,257
SD Hlth. & Educ. Auth. (Children's Care Hosp.
& Home) ......................................      NR/A+          6.125        11/01/29           200,000          188,190
SD Hlth. & Educ. Auth. (Huron Regl. Medl. Ctr.)
Rev. .........................................      NR/BBB         7.250        04/01/20           125,000          129,351
SD Hlth. & Educ. Auth. (Prairie Crossings)
Rev. AMBAC....................................     Aaa/AAA         6.000        11/01/24           100,000           98,425
*SD Hlth. & Educ. Auth. (St. Luke's/Midland)
Rev. MBIA.....................................     Aaa/AAA         6.625        07/01/11           250,000          259,305
SD Hlth. & Educ. Auth. (Univ. of Sioux
Falls) Rev. ..................................      NR/NR          7.100        04/01/15           150,000          152,829
SD Hlth. & Educ. Auth. (Vocational Educ.)
Rev. AMBAC....................................     Aaa/NR          5.500        08/01/22           250,000          239,333
SD Hsg. Devl. Auth. Homeownership Mrtge. .....    Aa-1/AAA         6.550        05/01/14            90,000           93,467
SD Hsg. Devl. Auth. Homeownership Mrtge. .....    Aa-1/AAA         6.600        05/01/17           175,000          179,886
SD Hsg. Devl. Auth. Homeownership Mrtge. .....      Aa/NR          6.700        04/01/20           260,000          260,952
SD Hsg. Devl. Auth. Homeownership Mrtge. .....    Aa-1/AAA         6.000        05/01/21           200,000          199,202
SD Hsg. Devl. Auth. Homeownership Mrtge. .....    Aa-1/AAA         5.400        05/01/24           145,000          130,384
SD Hsg. Devl. Auth. Homeownership Mrtge. .....    Aa-1/AAA         5.125        05/01/27           100,000           89,759
SD State Bldg. Auth. Rev. ....................     A-1/A+          5.125        09/01/19           300,000          274,563
SD State Lease Rev. C.O.P.'s FSA..............     Aaa/AAA         6.500        09/01/08           200,000          215,222
*SD Student Loan Finance Corp.
(Student Loan Notes) .........................       A/NR          6.550        08/01/20           300,000          317,787
SD, Northwestern School Dist. #56-3 C.O.P.'s .      NR/A           6.800        01/15/13           100,000          106,755
Sioux Falls, SD Parking Rev. AMBAC............     Aaa/NR          5.400        11/15/11           225,000          227,092
Sioux Falls, SD School Dist. #49-5 G.O. ......      Aa/NR          5.500        07/01/20           150,000          143,512
Sioux Falls, SD School Dist. #49-5 G.O. ......    Aa-3/NR          5.550        09/01/19           100,000           98,178
                                                                                                                ------------

SOUTH DAKOTA MUNICIPAL BONDS
(COST: $6,267,859) .........................................................................................    $  6,229,918
                                                                                                                ------------
SHORT-TERM SECURITIES (3.2%)
 Federated Tax-Free Fund 15  (COST: $200,071) ..............................................................    $    200,071

TOTAL INVESTMENTS IN SECURITIES (COST: $6,467,930) .........................................................    $  6,429,989
OTHER ASSETS LESS LIABILITIES...............................................................................       (185,606)
                                                                                                                ------------
NET ASSETS..................................................................................................    $  6,244,383
                                                                                                                ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS June 30, 2000
STATEMENT OF ASSETS AND LIABILITIES June 30, 2000 (Unaudited)
-------------------------------------------------------------
ASSETS
     Investments in securities, at value
     (cost: $6,467,930) .............................  $   6,429,989
     Accrued dividends receivable....................            456
     Accrued interest receivable.....................        110,141
     Receivable from manager.........................            195
     Prepaid expenses................................          7,362
     Variation margin on futures.....................          8,155
                                                     ---------------
        Total Assets.................................  $   6,556,298
                                                     ---------------

LIABILITIES
     Dividends payable...............................  $      24,387
     Payable for fund shares redeemed................         19,566
     Security purchases payable......................        250,083
     Accrued expenses................................          8,786
     Bank overdraft..................................          9,093
                                                     ---------------
        Total Liabilities............................  $     311,915
                                                     ---------------

NET ASSETS...........................................  $   6,244,383
                                                     ===============

Net assets are represented by:
     Capital stock outstanding, at par...............  $         645
     Additional paid-in capital......................      6,513,503
     Accumulated undistributed net realized
      gain (loss) on investments.....................       (223,669)
     Accumulated undistributed net unrealized
      gain (loss) on investments.....................         (8,155)
     Unrealized depreciation on investments .........        (37,941)
                                                     ---------------
          Total amount representing net assets
          applicable to 645,037 outstanding shares of
          $.001 par value common stock
         (200,000,000 shares authorized) ............  $   6,244,383
                                                     ===============
Net asset value per share............................  $        9.68
                                                     ===============

NET ASSETS CONSIST OF:
     Class A.........................................  $      20,998
     Class B.........................................  $   6,223,385
                                                     ---------------
          Total Net Assets...........................  $   6,244,383
--------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A.........................................          2,169
     Class B.........................................        642,868
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
     Class A ........................................  $        9.68
     Class A - offering price
     (based on sales charge of 4.25%)................  $       10.11
     Class B.........................................  $        9.68
--------------------------------------------------------------------



STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------
INVESTMENT INCOME
    Interest.........................................  $     194,474
    Dividends........................................          2,704
                                                     ---------------
         Total Investment Income.....................  $     197,178
                                                     ---------------
EXPENSES
    Investment advisory fees.........................  $      19,801
    Distribution (12b-1 fees) - Class A..............             15
    Distribution (12b-1 fees) - Class B..............         24,708
    Transfer agent fees..............................          5,227
    Accounting service fees..........................         13,668
    Custodian fees...................................          1,401
    Professional fees................................          3,827
    Reports to shareholders..........................          1,029
    Directors fees...................................            931
    Transfer agent out-of-pockets....................            652
    License, fees, and registrations.................            662
    Insurance expense................................            295
                                                     ---------------
        Total expenses...............................  $      72,216
    Less expenses waived or absorbed
    by the Fund's manager............................         (29,335)
                                                     ----------------
        Total Net Expenses...........................  $       42,881
                                                     ----------------
NET INVESTMENT INCOME................................  $      154,297
                                                     ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions.........................  $      (71,650)
     Futures transactions............................         (10,746)
     Net change in unrealized appreciation
     (depreciation) of:
     Investments ....................................          59,554
     Futures.........................................          (8,155)
                                                     ----------------
     Net Realized And Unrealized Gain
     (Loss) on Investments and Futures ..............  $      (30,997)
                                                     ----------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS............................  $      123,300
                                                     ================

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS June 30, 2000

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000, and the year ended December 31, 1999

                                                               For the Six
                                                               Months Ended                              For the
                                                               June 30, 2000                            Year Ended
                                                                (Unaudited)                         December 31, 1999
                                                             ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income....................................      $    154,297                             $    325,914
    Net realized gain (loss) on investment and futures
    transactions.............................................           (82,396)                                  78,141
    Net change in unrealized appreciation (depreciation)
    on investments and futures...............................            51,399                                 (520,589)
                                                             ------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
         Resulting From Operations...........................      $    123,300                             $   (116,534)
                                                             ------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.24 and $.00, respectively) ...............      $       (295)                            $          0
        Class B ($.23 and $.45, respectively) ...............          (154,002)                                (325,914)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) ...............                 0                                        0
        Class B ($.00 and $.05, respectively) ...............                 0                                  (35,729)
    Distributions from net realized
    gain on investment transactions:
        Class A..............................................                 0                                        0
        Class B..............................................                 0                                        0
                                                             -----------------------------------------------------------
         Total Dividends and Distributions...................     $    (154,297)                            $   (361,643)
                                                             -----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
        Class A..............................................     $      21,000                             $          0
        Class B..............................................            95,500                                  629,703
    Proceeds from reinvested dividends:
        Class A..............................................               205                                        0
        Class B..............................................           108,967                                  258,376
    Cost of shares redeemed:
        Class A..............................................                 0                                        0
        Class B..............................................          (879,858)                              (1,228,594)
                                                             -----------------------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions....................     $    (654,186)                           $    (340,515)
                                                             -----------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................     $    (685,183)                           $    (818,692)

NET ASSETS, BEGINNING OF PERIOD..............................         6,929,566                                7,748,258
                                                             -----------------------------------------------------------
NET ASSETS, END OF PERIOD....................................     $   6,244,383                          $     6,929,566
                                                             ===========================================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS June 30, 2000 (Unaudited)


Note 1.    ORGANIZATION
South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993, and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.


Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management, Inc. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 2000 a net capital loss carryforward totaling $141,273, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution fees and registration fees were the only class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees and a portion of registration fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At June 30, 2000, the Fund had outstanding futures contracts to sell debt securities as follows:

-----------------------------------------------------------------------------------------------------------------------------
                          Expiration        Number of Futures         Valuation as of June 30,        Unrealized Appreciation
Contracts to Sell            Date               Contracts                      2000                        (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes          09/00                10                           (8,155)                         (8,155)
-----------------------------------------------------------------------------------------------------------------------------
</TABLE

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.    CAPITAL SHARE TRANSACTIONS
As of June 30, 2000, there were 200,000,000 shares of $.001 par value authorized; 645,037 and 712,840 shares were outstanding at June 30, 2000, and December 31, 1999, respectively.

Transactions in capital shares were as follows:


                                                   CLASS A SHARES                                CLASS B SHARES
                                                  ----------------                              ----------------
                                         For the Period Since Inception        For the Six Months
                                           (January 7, 2000) Thru June           Ended June 30,
                                                    30, 2000                        2000                    For the Year
                                                   (Unaudited)                   (Unaudited)          Ended December 31, 1999
                                                 ----------------------------------------------------------------------------
Shares sold                                            2,148                         9,849                     62,183
Shares issued on reinvestment of dividends                21                        11,262                     25,470
Shares redeemed                                            0                       (91,083)                  (121,195)
                                                 ----------------------------------------------------------------------------
Net increase (decrease)                                2,169                       (69,972)                   (33,542)
                                                 ============================================================================

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $14,745 of investment advisory fees after partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Money Management, Inc. of $1,722 at June 30, 2000, for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital"), serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.75% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended June 30, 2000, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution
Plans were as follows:

                                12b-1 Fees Charged           12b-1 Fees Waived
                                ------------------           -----------------
Class A Shares                         15                            (15)
Class B Shares                       24,708                        (24,036)

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the six months ended June 30, 2000, no commissions were earned by ND Capital, Inc.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $5,218 of transfer agency fees after a partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $833 at June 30, 2000 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $13,644 of accounting service fees after a partial waiver for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $2,257 at June 30, 2000, for accounting service fees.

Note 5.    INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $569,692 and $1,314,069, respectively, for the six months ended June 30, 2000.

Note 6.    INVESTMENT IN SECURITIES
At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $6,467,930 and the net unrealized depreciation of investments based on the cost was $37,941, which is comprised of $90,729 aggregate gross unrealized appreciation and $128,670 aggregate gross unrealized depreciation.


FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------
CLASS A SHARES
--------------

                                                       For the Period
                                                       Since Inception
                                                       (January 7, 2000)
                                                       thru June 30, 2000
                                                          (Unaudited)
                                                      --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................      $    9.70
                                                      --------------------
Income from Investment Operations:
     Net investment income............................      $     .24
     Net realized and unrealized gain (loss)
     on investment and futures transactions...........           (.02)
                                                     --------------------
         Total Income (Loss) From
          Investment Operations ......................      $     .22
                                                     --------------------
Less Distributions:
     Dividends from net investment
     income...........................................      $    (.24)
     Return of capital distributions..................              0
     Distributions from net realized gains............              0
                                                     --------------------
         Total Distributions..........................      $    (.24)
                                                     --------------------
NET ASSET VALUE, END OF PERIOD........................      $    9.68
                                                     ====================
Total Return..........................................           4.58% (A)(C)



Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands) ......................................      $     21
     Ratio of net expenses (after expense
     assumption) to average net assets................          0.92%(B)(C)
     Ratio of net investment income to
     average net assets...............................          5.04%(C)
     Portfolio turnover rate..........................          8.80%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $278. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.65%.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------
Class B Shares
---------------
                                     For The Six       For The        For The         For The       For The         For The
                                     Months Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                     June 20, 2000   December 31,   December 31,   December 31,   December 31,   December 31,
                                      (Unaudited)       1999            1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $   9.72      $  10.38       $  10.49       $  10.50      $  10.39      $   9.86
                                       --------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income.............  $    .23      $    .45       $    .46       $    .53      $    .52      $    .55
     Net realized and unrealized
     gain (loss) on Investment and
     futures transactions..............      (.04)         (.61)          (.06)           .03           .14           .55
                                        -------------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.......... $    .19      $   (.16)      $    .40       $    .56      $    .66      $   1.10
                                        -------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net
    investment income................... $   (.23)     $   (.45)      $   (.46)      $   (.53)     $   (.52)     $   (.55)
     Return of capital distributions....        0          (.05)          (.05)          (.04)         (.03)         (.02)
     Distributions from net
     realized gain......................        0           .00            .00            .00           .00           .00
                                        -------------------------------------------------------------------------------------
         Total Distributions............ $   (.23)     $   (.50)      $   (.51)      $   (.57)     $   (.55)     $   (.57)
                                        -------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......... $   9.68      $   9.72       $  10.38       $  10.49      $  10.50      $  10.39
                                        =====================================================================================
Total Return............................     3.88%(A)(C)  (1.63%)(A)      3.88%(A)       5.10%(A)      6.58%(A)     11.47%(A)



Ratios/Supplemental Data:
     Net assets, end of period
    (in thousands) ..................... $  6,271      $   6,930      $  7,748       $  7,330      $  6,397      $  5,163
     Ratio of net expenses (after
     expense assumption) to average
     net assets ........................     1.30%(B)(C)   1.30%(B)       1.30%(B)       1.17%(B)      0.93%(B)      0.61%(B)
     Ratio of net investment income
     to average net assets..............     4.68%(C)      4.43%          4.36%          4.70%         5.01%         5.35%
     Portfolio turnover rate............     8.80%        28.48%         15.75%          3.35%         2.47%         0.66%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $29,057, $58,597, $55,713, $68,538, $54,598, and $37,053,
respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.18%, 2.10%, 2.05%, 2.16%, 1.88%, and 1.51%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.